SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement                             [  ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[   ] Definitive Proxy Statement

[X] Definitive additional materials.

[   ] Soliciting material under Rule 14a-12.

SONORAN ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies: _____________________________

          (2) Aggregate number of securities to which transaction applies: _____________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction: ____________________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

SONORAN ENERGY, INC.

1 Berkeley Street

 London, England

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 14, 2005

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Sonoran Energy, Inc., a Washington corporation (the "Company"), will be held on April 14, 2005 at 10:00 a.m. local time at 1 Berkeley Street, London, England (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

     1.    To elect Six (6) Directors to the Company's Board of Directors, each to serve a staggered term as outlined in the bylaws and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election to the Board: Peter Ostenfeld-Rosenthal, Christopher Pitman, Mehdi Varzi, Charles Waterman, Rasheed Rafidi, and Ala Nuseibeh.

     2.    To amend the Company's Articles of Incorporation in order to increase the number of common shares authorized for issuance from 75,000,000 to 250,000,000.

     3.    To ratify the term of office of Flavio Bidese, former director, who has since retired, Russ Costin, current director, who is not seeking re-election.

     4.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on December 15, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on December 15, 2004 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     A copy of the Company's Annual Report to Shareholders (Form 10-KSB) for the year ended April 30, 2004, which contains consolidated financial statements and other information of interest to shareholders, accompanies this Notice and the enclosed Proxy Statement.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                                              By Order of the Board of Directors

                                                                              _____________________________________

                                                                              PETER ROSENTHAL

                                                                              President and Chief Executive Officer

London, England

February 25, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

SONORAN ENERGY, INC.

1 Berkeley Street

London, England

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 14, 2005

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of SONORAN ENERGY, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on April 14, 2005 at 10:00 a.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at 1 Berkeley Street, London, England. The Company's telephone number is 44 (0) 20 7016 8801.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB (without exhibits) for the year ended April 30, 2004 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about December 15, 2004. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-KSB for the year ended April 30, 2004, as filed with the Securities and Exchange Commission. Please contact the Company at 1 Berkeley Street, London, England, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on December 15, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date December 15, 2004 shares of the Company's Common Stock, no par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted (i) FOR the election of Directors as listed in this proxy statement; and (ii) FOR the approval of the amendment to the Company's Articles of Incorporation increasing the authorized shares of common stock to 250,000,000. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors, the adoption of the Stock Option Plan, the appointment of auditors, or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS(2)
Common Stock	Rasheed Rafidi	400,000	1.58%
Common Stock	Ala Amine Nuesibeh	400,000	1.58%
Common Stock	David Mackertich	350,000	1.38%
Common Stock	Bill McFie	350,000	1.38%
Common Stock	Russ Costin	188,849	0.75%
Common Stock	Christopher Pitman	50,000	0.20%
Common Stock	Mehdi Varzi	50,000	0.20%
Common Stock	Charles Waterman	50,000	0.20%
Common Stock	Peter Rosenthal	1,050,000	4.14%
Common Stock	Current Directors and Officers as a Group (1)	2,489,249	9.83%

Note 1 - Effective June 1, 2003, the directors can exercise their options of 150,000 shares granted June 2002 at a strike price of $.20 per share.

Note 2 - Percentages based on 25,335,531 shares issued and outstanding prior to this offering

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than three (3) nor more than nine (9) members. The Company's Board currently has six (6) members. The Company's management recommends the six (6) Directors listed below. Each of the nominees has indicated his willingness to serve if elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the six (6) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The term of office of each person elected as a Director will continue for the applicable term of such Director's class, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, the Director's class, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

Name	Age	Current Position/Office	Class	Position Held Since
Peter Rosenthal	42	Director/President/CEO	3	2004
Rasheed Rafidi	37	Director/CFO	3	2004
Christopher Pitman	45	Director	2	2003
Mehdi Varzi	58	Director	2	2003
Ala Amine Nuseibeh	42	Director/VP	3	2004
Charles Waterman	65	Director	2	2003

Note: All the directors must stand for election at this years Annual General Meeting.

PETER ROSENTHAL, CHAIRMAN, CEO, PRESIDENT, DIRECTOR

Prior to joining Sonoran Energy, Inc Peter held the position of General Manager - Aberdeen Operations with Amerada Hess Corporation Prior to joining Amerada Hess Ostenfeld-Rosenthal worked for Elf Petroleum Norge, as a Specialist Engineer, Project Manager and Implementation Superintendent from 1993 to 1997. Previous to that he was a consulting engineer assisting with the development of new concepts for floating Oil & Gas facilities, developing technical and commercial proposals for clients such as Chevron, Mobil and Shell, and project management of various projects, mainly within structural reliability and risk analysis (both technical and financial).

RASHEED RAFIDI, DIRECTOR, CFO

Mr. Rafidi. Rasheed has previously served as Managing Director of "Precise Business Consulting" in Amman, Jordan (2002 to 2004). PBC is a certified consulting firm providing conglomerate and professional financial and management advisory services specializing in mergers and acquisitions, company valuations, private equity placements, financial analysis and reporting, strategic planning and internal auditing. Rafidi has some 14 years' of professional experience as a consultant and CFO for national and international corporations including serving as CFO for an oil and gas procurement company (1997 to 2001) as well as a tobacco manufacturing company (2001 to 2002). Rasheed has obtained his bachelor's degree in Business Administration from the University of Toledo in the USA. In addition, Rasheed holds the following financial certifications: Certified Public Accountant (CPA), Certified Valuation Analyst (CVA), Certified Management Accountant (CMA), Certified in Financial Management (CFM), Certified Internal Auditor (CIA), and Certified Investment and Derivatives Auditor (CIDA).

CHRISTOPHER PITMAN, DIRECTOR

Mr. Pitman has extensive international oil and gas energy sector experience gained through working with oil companies, private equity investors, governments, investment banks and funding agencies. A permanent advisor to the World Bank, Mr. Pitman has also been retained as non-executive director and as a senior advisor at the board level to both private and public energy and investment companies actively involved in international mergers and acquisitions (1988 to Present). From 2003 to the present, he has been president of the largest worldwide seismic company PGS Equity Investments and is responsible for PGS's equity interests in several oil and gas companies and arranging financial structures with outside investors.

MEHDI VARZI, DIRECTOR

Mr. Varzi established Varzi Energy as an independent oil and gas consultancy in June 2001 after a 33-year career spanning oil, diplomacy and international finance. From 1982 - 2001, Mr. Varzi worked in the City of London, first as an oil consultant, specializing in OPEC and international oil market developments from 1982-1986 with stockbrokers Grieveson Grant; then as a Director of Energy Research with Kleinwort Benson (1986-1995), and then in the same position with Dresdner Kleinwort Wasserstein (1995-2001), retiring as Managing Director of Energy Research in 2001. From 1972-1981, Mr. Varzi served in the Iranian Ministry of Foreign Affairs, and was posted to the Iranian Embassy in Ankara from 1977-1981. From 1968-1972, Mr. Varzi served as a Senior Analyst in the International Affairs Section of the National Iranian Oil Company. Mr. Varzi regularly conducts briefings on world oil issues for private and state oil and gas companies and is currently involved in a number of oil and gas projects in the Middle East.

CHARLES WATERMAN, DIRECTOR

Mr. Waterman is the Chief Executive Officer and founding member of Jefferson Waterman International, a Washington, DC-based consultancy that advises clients on political, economic and military trends worldwide. Waterman has held several leading positions within the U.S. Central Intelligence Agency and as National Intelligence Officer in the Middle East (1963 to 1985), Mr. Waterman coordinated the intelligence input to policy deliberations in the Near East and South Asia. As a member of the Foreign Service, he spent many years living and working overseas in Kuwait, Cairo, Beirut, Amman and Jiddah. A recognized expert in the Middle East and the former Soviet Union, Mr. Waterman has extensive knowledge of the defense and petroleum industries, and has published extensively in foreign affairs journals.

ALA AMINE  NUSEIBEH

Mr. Nuseibeh, 42, has been, since June, 2004, a Director and Vice President with Sonoran, responsible for operations in the Middle East and Caspian Sea areas.  Prior to that, from 2002 to June of 2004, he was the Middle Eastern partner and responsible person for operations of Baron Oil, a company involved in the identification and development of oil and gas fields, in the defined area.  For a portion of that time, and from 2001 to 2003, Mr. Nuseibeh was also a director of EDM AS, a Norwegian company engaged in the manufacture of large oil and gas drilling rigs.  From 1998 to the present, Mr. Nuseibeh has been, and remains, a director of Gulf & Caspian Limited, a UK company, specializing in the procurement and utilization of drilling products in the Middle East and Caspian regions.  Mr. Nuseibeh graduated from Buckinghamshire College with degrees in economics and business law.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending April 30, 2004, the Board of Directors held a total of 8 meetings and approved 34Actions by Written Consent. During that time, no incumbent Director attended fewer than 100% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).

There are currently no committees of the Board of Directors as the Company does not have sufficient members on the Board that would be classified as independent members. Management is committed to finding additional appropriate knowledgeable independent Board members to assist in the growth of the Company and sit on various board committees. The functions of the Audit and Compensation Committee are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; (ii) to consider and review other matters relating to the financial and accounting affairs of the Company; and (iii) to review and recommend to the Board of Directors all compensation packages, including the number and terms of stock options, offered to officers and executive employees of the Company. The entire Board of Directors of Sonoran Energy, Inc. serves as the Company's Audit Committee.  As of April 30, 2004, our Board of Directors has  designated two audit committee financial experts as that term is defined in Item 401(e)(2) of Regulation S-B.  Russ Costin and Rasheed Rafidi serve as the audit committee financial experts for the Company.  Neither Costin nor Rafidi are independent directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

COMPENSATION OF DIRECTORS

Members of the Board of Directors were granted 250,000 options each at a strike price of $0.80 per share as compensation for their services in Fiscal 2005.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons beneficially owning more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company has undertaken an extensive review of the Section 16(a) reports filed on behalf of each person subject to Section 16(a) prior to April 30, 2004, to determine whether all of their reportable transactions in the Company's common stock were timely reported and to ensure proper reporting of all of their beneficial holdings. The review revealed that there were a number of holdings and transactions that were not timely reported and the Company has undertaken to assist the subject persons to file the necessary forms. The Company has also developed new procedures to ensure improved compliance with Section 16(a) on an on-going basis.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate annual remuneration of Sonoran's Chief Executive Officer and the other executive officers whose annual salary and bonus exceeded $100,000 in the fiscal year ended April 30, 2004 (collectively, the "named executive officers"), and for the fiscal years ending April 30, 2005 and April 30, 2004, the Company's most recent and only meaningful fiscal years. All amounts are in U.S. dollars unless otherwise noted.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other	Restricted Stock	Options	All Other Compensation

Peter Rosenthal	2005	$350,000(1)	0	$180,000	1,050,000	250,000	0
Director/CEO/President	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

Paul Pristol	2005	$46,849(1)	$600,000	0	0	0	0
Former CEO	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

Rasheed M. Rafidi	2005	$250,000	0	54,000	400,000	250,000	0
CFO	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

Ala Amine Nuseibeh	2005	$250,000	0	54,000	400,000	250,000	0
Vice-President	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

David Mackertich	2005	$250,000	0	0	350,000	0	0
Vice-President	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

Bill McFie	2005	$250,000	0	0	350,000	0	0
Vice-President	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

Christopher Pitman	2005	0	0	0	50,000	250,000	0
Director	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

Mehdi Varzi	2005	0	0	0	50,000	250,000	0
Director	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

Charles Waterman	2005	0	0	0	50,000	250,000	0
Director	2004	n/a	n/a	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a	n/a	n/a

John Punzo	2005	$ 100,000(1)	0	180,000(1)(2)	0	1,000,000	0
Former CEO	2004	$120,000(1)	0	0	2,500	1,500,000	0
	2003	$82,488(1)	0	0	0	0	0

OPTION GRANTS IN FISCAL YEAR 2005

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year 2005	Exercise Price Per Share	Expiration Date	5%	10%
Peter Rosenthal	250,000	12.5	0.80	Variable: 3 years	0	25,000
Christopher Pitman	250,000	12.5	0.80	Variable: 3 years	0	25,000
Mehdi Varzi	250,000	12.5	0.80	Variable: 3 years	0	25,000
Charles Waterman	250,000	12.5	0.80	Variable: 3 years	0	25,000
Russ Costin	250,000	12.5	0.80	Variable: 3 years	0	25,000
Rasheed Rafidi	250,000	12.5	0.80	Variable: 3 years	0	25,000
Ala Nuseibeh	250,000	12.5	0.80	Variable: 3 years	0	25,000

          The following table provides the specified information concerning unexercised options held as of April 30, 2004, by the persons named in the Summary

          Compensation Table:

			Number of Securities Underlying Options at 4/30/04		Value of Unexercised in the Money Options at 4/30/04 (1)
Name	Shares Acquired on Exercise	Value Realized (2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter Rosenthal	n/a
Rasheed Rafidi	n/a
Charles Waterman	n/a
Christopher Pitman	n/a
Mehdi Varzi	n/a
Ala Nuseibeh	n/a

T

        (1)    The Value is calculated by determining the difference between the fair market value of the securities underlying the options at April 30, 2004, which is based on the closing selling price of the common stock of the Company on April 30, 2004 of $1.88 by the OTC Bulletin Board, and the exercise price the options.  None of the officers or directors currently standing for election had any effective or vested options at April 30, 2004.

(2)    Value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of the shares  of common stock acquired on the date of exercise.

        EMPLOYMENT AGREEMENTS

    The company has not formalized its employment agreements with its executive officers, however the salaries shown above are the negotiated agreements with each of the respective officers, and, as of December 15, 2004, no changes in those salaries are anticipated.

CERTAIN TRANSACTIONS

During the year ended April 30, 2004, the Company incurred operational and administrative expenses to a company managed by its then president and CEO, totaling $113,332.  The amount was unpaid as of April 30, 2004 and is included in the accompanying consolidated financial statements as "indebtedness to related party".

During the last quarter of the year ended April 30, 2004, the Company incurred $110,384 in joint interest billings to BPR Energy, Inc. as a result of operations of the leases in Louisiana (see Note 3).  The fees remained unpaid as of April 30, 2004 and are included in the accompanying consolidated financial statements as "indebtedness to related party".

During the year ended April 30, 2004, the Company performed a cashless exercise of 2,550,000 stock options held by its then president and CEO.  The exercises resulted in the issuance of 2,389,577 shares of the Company's common stock.  Stock-based compensation related to the transaction totaled $650,779 based on the exercise price of the related options and the Company also performed a cashless exercise of 350,000 stock options held by a relative of the Company's then president and CEO.  The exercise resulted in the issuance of 318,278 shares of the Company's common stock.  Stock-based compensation related to the transaction totaled $95,483 based on the exercise price of the related options.

During the year ended April 30, 2004, the Company issued 179,844 shares of its common stock to officers and employees as payment for accrued liabilities totaling $44,961.

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT INCREASING THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMMON STOCK OF THE COMPANY TO 250,000,000

The Company's total number of authorized common shares as of the date of this statement is 75,000,000. If all shares of Common Stock which have been reserved for issuance for various acquisitions and financing arrangements are issued, the Company will have a total of slightly over 73,000,000 shares of Common Stock issued and outstanding.  This may prevent the Company from pursuing further acquisition and financing arrangements.  The Board of Directors, therefore, proposes an increase to the number of authorized shares of common stock from 75,000,000 to 250,000,000.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to provide the Company with adequate flexibility in the future. The Company is contemplating the advisability of acquiring other companies or rights to properties or strategic alliances with third parties (each a "Strategic Transaction"). In connection with these contemplated acquisitions, the Company may wish to use shares of Common Stock to raise sufficient funding for, or as all or part of the consideration required to effect any Strategic Transaction. The Board believes that the proposed increase in its number of authorized shares of Common Stock desirable to maintain the Company's flexibility in its ability to raise additional capital and in choosing the form of consideration to be used to fund a potential Strategic Transaction. The Board of Directors will make the determination for future issuance of authorized shares of Common Stock, and such determinations will not require further action by the shareholders, unless required by law, regulation or stock market rule. While the Company, from time to time, considers potential Strategic Transactions that may require the issuance of shares of Common Stock and has had preliminary discussions with third parties regarding potential Strategic Transactions, as of the date of this Proxy Statement, the Company has not entered into any agreements or arrangements that will or could result in any such Strategic Transaction. There can be no assurance that any such preliminary discussions will result in any Strategic Transaction.

The Board also believes that the advisability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's shareholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes. In some situations the issuance of additional shares could have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in the Company.

In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to shareholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company.

If this proposal is approved by the shareholders at the Annual Meeting, upon filing of the Amendment with the Secretary of State of the State of Washington, the Company will have 250,000,000 authorized shares of Common Stock and 25,000,000 authorized shares of Preferred Stock.

Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current shareholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest.

Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of shareholders.

The Board of Directors is not proposing this Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF FLAVIO BIDESE AND RUSS COSTIN TO THE BOARD OF DIRECTORS OF THE COMPANY IN 2002

Mr. Flavio Bidese was appointed, not elected, to the board of directors, in 2001, to fill a vacant seat. The shareholders' meeting of September 15, 2000, elected Barry Forward (through 2003) and Lloyd Dohner (through 2002). Both of these gentlemen resigned in August of 2001, and Mr. Bidese (along with Russ Costin) was appointed to the Board of Directors later in September of that year. His term was to be 2 years. However, no annual meeting was held in 2002 to confirm these two appointments, nor were votes solicited for this result. The company did not have any resources at the time and there was no meaningful ongoing business, so no annual meeting was held. As the then-current board had multi-year seats, this did not contravene Washington State law, but left a void for reporting company annual reports. In 2003, a majority of the Company's shareholders, by written consent in lieu of a meeting, voted for Mr. Bidese and Mr. Costin, along with re-election of Mr. John Punzo, as directors for one-year, three-year and three-year terms, respectively. Mr. Bidese resigned his position in December, 2004, but Mr. Costin has continued to serve, on his 3-year term, through this year's annual meeting, to be held on April 14, 2005.

The Securities and Exchange Commission has questioned the lack of formal shareholders' meetings in 2002 and 2003 and the Company has proposed this vote of shareholders as a resolution to the problem.

If this proposal is not ratified, there would be no practical impact upon the Company, as Mr. Bidese is no longer a director, having resigned of his own volition. Mr. Bidese has functioned as a director for the previous two-year period and has voted on activities at the necessary and requisite times when board votes were solicited or meetings held. These events have already occurred and the times and issues can no longer be replicated or recreated. Mr. Costin is, at present, still a director and, as in the case of Bidese, has attended board meetings and exercised his vote as a director.  Those events have occurred and cannot be rescinded or rescheduled.  Costin is not seeking re-election and the election of directors at this annual meeting will eliminate his responsibility as a serving director.  The newly-elected board of directors will not contain Mr. Bidese nor Mr. Costin and the Board will not be consulting with them.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FLAVIO BIDESE AND RUSS COSTIN TO THE BOARD OF DIRECTORS OF THE COMPANY IN 2002

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2004 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on January 3, 2005, together with written notice of the shareholder's intention to present a proposal for action at the 2004 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2004 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                               By Order of the Board of Directors

                                                               _____________________________

                                                               PETER ROSENTHAL

                                                               President and Chief Executive Officer

London, England

February 25, 2005

PROXY

SONORAN ENERGY, INC.

1 Berkeley Street,

 London, England W1J 8JD

PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of SONORAN ENERGY, INC., a Washington corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated __________, 2005, and revoking all prior proxies, hereby appoints RASHEED RAFIDI or PETER OSTENFELD-ROSENTHAL, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2004 Annual Meeting of Shareholders of SONORAN ENERGY, INC., to be held on April 14, 2005, at 10:00 a.m. local time, at 1 Berkeley Street, London, England and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 250,000,000 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. To elect the following nominees for Director (except as marked below):

         NOMINEES: Peter Ostenfeld-Rosenthal, Christopher Pitman, Mehdi Varzi, Charles Waterman, Rasheed Rafidi, and Ala Nuseibeh.

          [ ] For All Nominees [ ] Withhold All [ ] For All Except

          To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

           ___________________________ ___________________________

2. To approve an amendment to the Company's Articles of Incorporation increasing the total number of authorized common shares of the Company to 250,000,000.

          [ ] For [ ] Against [ ] Abstain

3. To ratify the appointments of Flavio Bidese and Russ Costin to the Board of Directors of the Company in 2002.

          [ ] For [ ] Against [ ] Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 1, 2 and 3.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSALS 1, 2 AND 3 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________

SIGNATURE:_____________________________________ DATE:_________________________

SIGNATURE:_____________________________________ DATE:__________________________